Exhibit 23.1

March 14, 2012

Exelon Corporation

10 South Dearborn Street

P.O. Box 805379

Chicago, Illinois 60680-5379

Re:	Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement (Registration No. 333-175162)

Ladies and Gentlemen:

We hereby consent to the incorporation by reference of our opinion dated October 11, 2011 filed as Exhibit 5.1 to Amendment No. 2 to the Exelon Corporation’s Registration Statement on Form S-4 filed on October 11, 2011, Registration No. 333-175162.

Very truly yours,

Ballard Spahr LLP